EXHIBIT 19.1

                        STATEMENT TO CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                     Jun-97

Collection Period                                                                         01-Jun-97
Determination Date                                                                        11-Jul-97
Deposit Date                                                                              14-Jul-97
Distribution Date                                                                         15-Jul-97


POOL BALANCE

      Pool Balance on the close of the last day of the Collection Period (Record Date)    149,861,049.77

      Pool Factor                                                                            67.1438207%

      Ending Pool Balance (per $1,000 certificate)                                               671.44

      Liquidation Proceeds                                                                   307,443.51
      Purchase Amounts                                                                       103,981.85

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
        Interest Payments:
        Monthly Interest Payment                                                                   3.37
        Carry-Over Monthly Interest Payment                                                         -
        Total Interest Payment                                                                     3.37

        Principal Payments:
        Monthly Principal Payment                                                                 19.43
        Carry-Over Monthly Principal Payment                                                        -
        Total Principal Payment                                                                   19.43

        Servicing Fee:
        Servicing Fee                                                                              0.43
        Carry-Over Monthly Servicing Fee                                                            -
        Total Servicing Fee                                                                        0.43

SURETY BOND
        Surety Bond Amount for the current Distribution Date                              38,549,683.05
        Surety Bond Amount as a % of the Pool Balance                                          25.7236%

                         MONTHLY SERVICERS CERTIFICATE

                       NATIONSCREDIT GRANTOR TRUST 1996-1



     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                         Jun-97
Collection Period                                                                             1-Jun-97
Determination Date                                                                            11-Jul-97
Deposit Date                                                                                  14-Jul-97
Distribution Date                                                                             15-Jul-97


Pool
Balance
        Pool Balance on the close of the last day of the preceding Collection Period          154,198,732.20
        Principal Collections                                                                   3,907,243.76
        Principal Collections Adjustment - Over Payment Since Inception
        Purchase Amounts Allocable to Principal                                                   103,981.85
        Defaulted Receivables                                                                     326,456.82
        Defaulted Receivables Adjustment  Since Inception
        Pool Balance on the close of the last day of the Collection Period                    149,861,049.77

        Original Pool Balance                                                                 223,194,105.12

        Pool Factor                                                                               67.1438207%

        Preference Amounts                                                                             -

        Certificate Pass-Through Rate                                                                 5.8500%
        Servicing Fee Rate                                                                            0.7500%

AVAILABLE INTEREST
        Collections allocable to interest                                                       1,330,128.93
        Liquidation Proceeds                                                                      307,443.51
        Purchase Amounts allocable to interest                                                           -
        Reserve Account Interest Withdrawal                                                              -
        Surety Interest Drawing                                                                          -
        Reserve Account Preference Withdrawal                                                            -
        Surety Preference Withdrawal                                                                     -
        Total Interest                                                                          1,637,572.44

AVAILABLE PRINCIPAL
        Collections allocable to principal                                                      3,907,243.76
        Purchase Amounts allocable to principal                                                   103,981.85
        Reserve Account Principal Withdrawal                                                             -
        Surety Principal Drawing                                                                         -
        Total Principal                                                                         4,011,225.61

Available Funds
        Collections allocable to interest                                                       1,330,128.93
        Liquidation Proceeds                                                                      307,443.51
        Purchase Amounts allocable to interest                                                           -
        Collections allocable to principal                                                      3,907,243.76
        Purchase Amounts allocable to principal                                                   103,981.85
        Total Available Funds                                                                   5,648,798.05


DEPOSIT TO CERTIFICATE ACCOUNT
        Available Funds allocable to interest                                                   1,637,572.44
        Available Funds allocable to principal                                                  4,011,225.61
        Reserve Account Interest Withdrawal                                                              -
        Surety Interest Drawing                                                                          -
        Reserve Account Preference Withdrawal                                                            -
        Surety Preference Withdrawal                                                                     -
        Reserve Account Principal Withdrawal                                                             -
        Surety Principal Drawing                                                                         -
        Total Deposit to the Certificate Account                                                5,648,798.05

INTEREST PAYMENT
        Monthly Interest Payment                                                                  751,718.82
        Carry-Over Monthly Interest                                                                      -
        Total                                                                                     751,718.82

PRINCIPAL PAYMENT
        Monthly Principal Payment                                                               4,337,682.43
        Carry-Over Monthly Principal                                                                     -
        Total                                                                                   4,337,682.43

SERVICING FEE
        Servicing Fee                                                                              96,374.21
        Carry-Over Monthly Servicing Fee                                                                 -
        Total                                                                                      96,374.21

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
        Interest distributions                                                                    751,718.82
        Principal distribution                                                                  4,337,682.43
        Preference Amounts                                                                               -
        Servicing Fee distribution                                                                 96,374.21
        Distributions to the Surety Bond Provider                                                  15,419.87
        Distributions to the Reserve Account                                                             -
        Distributions to the Seller                                                               447,602.72

        Carry-Over Monthly Interest to the next Distribution Date                                        -
        Carry-Over Monthly Principal to the next Distributions Date                                      -
        Carry-Over Monthly Servicing Fee to the next Distribution Date                                   -

RESERVE ACCOUNT
        Reserve Account Balance as of the end of the preceding Collection Period
        Add:  Adjustment to Reconcile to actual account balance
        Reserve Account Balance as of the end of the preceding Collection Period                7,709,936.61
        Earnings from investments on the Reserve Account                                           31,654.72
        Reserve Account Interest Withdrawal                                                              -
        Reserve Account Preference Withdrawal                                                            -
        Reserve Account Principal Withdrawal                                                             -
        Deposits to the Reserve Account                                                                  -
        Adjustment
        Reserve Account Balance                                                                 7,741,591.33
        Distributions of any excess amounts on deposit in the Reserve Account                     248,538.84
        Ending Reserve Account Balance                                                          7,493,052.49
        Reserve Account Balance as a % of the Pool Balance                                           5.0000%
        Specified Reserve Account Requirement                                                   7,493,052.49
        Amount needed to fully fund Reserve Account                                                      -

SURETY BOND
        Required Surety Bond Amount (25% of the Pool Balance)                                  38,549,683.05
        Surety Bond amount on the previous Distribution Date                                   39,754,906.66
        Payments made with respect Surety Principal Draws                                                -
        Payments received with respect to unreimbursed Surety Principal Draws                            -
        Surety Bond Amount for the current Distribution Date                                   38,549,683.05


        Total Surety Interest Draws                                                                      -
        Total Surety Principal Draws                                                                     -
        Total Surety Preference Draws                                                                    -
        Total Draws                                                                                      -
        Surety Bond Fee                                                                            15,419.87
        Total unreimbursed Surety Interest Draws                                                         -
        Total unreimbursed Surety Principal Draws                                                        -
        Total unreimbursed Surety Preference Draws                                                       -
        Amount Owed to Surety Bond Provider                                                        15,419.87
        Surety Bond Fee Paid                                                                       15,419.87
        Total payments for Surety Interest Draws                                                         -
        Total payments for Surety Principal Draws                                                        -
        Total payments for Surety Preference Draws                                                       -
        Payments made to the Surety Bond Provider                                                  15,419.87
        Surety Bond Fee Outstanding                                                                      -
        Remaining unreimbursed Surety Interest Draws                                                     -
        Remaining unreimbursed Surety Principal Draws                                                    -
        Remaining unreimbursed Surety Preference Draws                                                   -
        Remaining Amounts Owed to the Surety Bond Provider                                               -

NET CREDIT LOSS RATIO
        Net Credit Losses                                                                          19,013.31
        Adjustment for Defaulted Receivables Since Inception
        For the Current Collection Period                                                            0.0125%
        For the preceding Collection Period                                                          0.1265%
        For the second preceding Collection Period                                                  -0.0393%
        Average Net Credit Loss Ratio                                                                0.0332%

DELINQUENCY ANALYSIS
        Number of Loans
        30 to 59 days past due                                                                           267
        60 to 89 days past due                                                                            56
        90 or more days past due                                                                         112
        Total                                                                                            435

        Principal Balance
        30 to 59 days past due                                                                  2,706,074.63
        60 to 89 days past due                                                                    524,573.06
        90 or more days past due                                                                1,279,302.50
        Total                                                                                   4,509,950.19

        Delinquency Ratio
        For the current Collection Period                                                            3.0094%
        For the preceding Collection Period                                                          3.0592%
        For the second preceding Collection Period                                                   3.1550%
        Average Delinquency Ratio                                                                    3.0745%

WEIGHTED AVERAGE COMPUTATIONS
        Weighted Average Coupon                                                                     10.5961%
        Weighted Average Original Term (months)                                                       123.00
        Weighted Average Remaining Term (months)                                                       93.99

CASH SETTLEMENT FOR THE TRUSTEE
        Total Deposit to the Collection Account                                                 5,648,798.05
        Servicing Fee                                                                              96,374.21
        Interest allocable to the Seller's Certificate                                                  0.35
        Principal amount allocable to the Seller's Certificate                                          2.04
        Net Deposit to the Certificate Account                                                  5,552,421.45
        Wire Funds to the Certificateholders                                                    5,089,398.85
        Wire Funds to the Surety Bond Provider                                                     15,419.87
        Deposit Funds into the Reserve Account                                                           -
        Wire Funds to NationsCredit                                                               447,602.72
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Approved by:    /s/ Lawrence Angelilli
               Lawrence Angelilli
               Vice President & Treasurer